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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 30, 2006
                        (Date of earliest event reported)

                                  MCAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

         Delaware                Commission File No.:         77-0316593
(State or other Jurisdiction          0-20558              (I.R.S. Employer
     of incorporation)                                    Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On May 30, 2006, the Board of Directors of McAfee, Inc. (the "Registrant") announced that it had terminated the Registrant's General Counsel, Kent Roberts. On the same date the Registrant issued a press release announcing such termination.

     A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits

99.1   Press Release dated May 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MCAFEE, INC.


Date: May 30, 2006                              By: /s/ Eric F. Brown
                                                    ---------------------------
                                                    Eric F. Brown
                                                    Chief Operating Officer and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release dated May 30, 2006.